NUVEEN CREDIT INCOME FUND

SUPPLEMENT DATED AUGUST 17, 2020

TO THE SUMMARY PROSPECTUS DATED JULY 7, 2020

Brenda A. Langenfeld, CFA, Managing Director, has been named a portfolio manager of Nuveen Credit Income Fund. Anders Persson, Jean Lin, Karina Bubeck and Aashh Parekh will continue to serve as portfolio managers of the fund, and William Martin will continue to serve as a portfolio manager of the fund until December 31, 2020.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FHIS-0820P